                                 POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account N (Delaware-Lincoln ChoicePlus), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-40937 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.

SIGNATURE                     TITLE
---------                     -----



Gabriel L. Shaheen            President, Chief Executive Officer and Director
                              (Principal Executive Officer)


Lawrence T. Rowland           Executive Vice President and Director



Keith J. Ryan                 Senior Vice President, Assistant
                              Treasurer and Chief Financial Officer
                              (Principal Financial Officer and
                              Principal Accounting Officer)


H. Thomas McMeekin            Director




Richard C. Vaughan            Director


/s/Jon A. Boscia

Jon A. Boscia                 Director


STATE OF INDIANA)
                )SS:
COUNTY OF ALLEN )

                              Subscribed and sworn to before me this
                              3rd day of February, 1999.

                              /s/Janet L. Lindenberg

                              Notary public

                              Commission Expires: 7-10-2001
                                                  ---------